Filed pursuant to 497(c)
under the Securities Act of 1933, as amended
Registration File No.: 811-08716
(metlifehigh)

Prospectus, May 1, 2005

Evergreen
Variable Annuity Funds

Evergreen VA High Income Fund
Class 1

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen VA High Income Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Fund Governance
Fund Operating Policies and Procedures
Index Descriptions

In general,

the Fund seeks to provide investors with a high level of current income. Secondarily, the Fund seeks capital growth when consistent with the objective of seeking high current income. Shares of the Fund are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

VA High Income Fund

Shares of the Fund are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Fund may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Fund and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Fund offered in this prospectus follows various investment strategies and focuses its investments on a variety of securities. The Fund typically relies on the following basic strategies, selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Temporary Defensive Investment Strategy

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If any of these events were to occur, the dividend yield of, the total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, the total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well or fall out of favor with investors.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market's perception of the issuer's ability) to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield of, the total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the United States. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

VA High Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investment:

·  Low- and High-Rated Fixed Income Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Dana E. Erikson, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily in both low- and high-rated fixed-income securities, including debt securities, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income. The Fund may also invest up to 50% of its assets in foreign securities.

The Fund may invest in debt securities of any maturity. The portfolio managers will adjust the duration, or the expected average life of the investments held in the Fund from time to time, depending on their assessment of relative yields and risks of securities of different maturities and their expectations of future changes in interest rates. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest a portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody’s Investors Service, Inc. (Moody’s) or BBB or lower by Standard & Poor’s (S&P) and in unrated securities determined by the portfolio managers to be of comparable quality, in an attempt to capture higher yields. The Fund may at times invest up to 10% of its assets in securities rated Ca or C by Moody’s or CC, C or D by S&P, or in unrated securities determined by the portfolio manager to be of comparable quality, if the portfolio managers believe that there are prospects for an upgrade in a security’s rating or a favorable conversion of a security into other securities.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities that may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 6/30/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

2000	2001	2002	2003	2004
1.31	10.27	7.15	18.26	8.69

Best Quarter:	4th Quarter 2001	+ 7.07%
Worst Quarter:	3rd Quarter 2001	- 2.62%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index (MLHYMI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/30/1999
Class 1	6/30/1999	8.69%	9.00%	N/A	9.00%
MLHYMI [1]		10.76%	7.32%	N/A	6.59%

1.  Copyright 2005. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [2]	0.50%
12b-1 Fees	0.00%
Other Expenses	0.31%
Total Fund Operating Expenses	0.81%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 83
3 years	$ 259
5 years	$ 450
10 years	$ 1,002

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year end 12/31/2004, the aggregate advisory fee paid to the investment advisor by the Fund was 0.68% of the Fund's average daily net assets.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGERS

Dana E. Erikson, CFA, has managed the Fund since March 2004. Mr. Erikson is a Senior Vice President, senior portfolio manager and head of the High Yield Bond team at EIMC. He joined EIMC in 1996. From 1990 until he joined EIMC, Mr. Erikson was a senior analyst and associate portfolio manager with Prospect Street Investment Management.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of a Fund account at any given time is the latest share price multiplied by the number of shares in the account. An account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

Each security held by a Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. Generally, the Fund will "fair value" a security when (i) quotations are not available from an outside source; (ii) quotations are stale and there is no current trading activity in the security, or (iii) closing quotations as received from an outside source do not reflect the current market value.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost which approximates market value.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. eastern time) will not be reflected in the Fund's NAV that day.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Fund offers two classes of shares. Only Class 1 shares are offered in this prospectus. The Fund offers Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, recipients of these payments may include Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Fund was organized to serve as an investment vehicle for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Fund does not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to the difference of tax treatment and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds

Normally, we will send your redemption proceeds to your insurance company on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Distributions

All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUND

Fund Distributions

The Fund passes along to the separate accounts the net income or profits it receives from its investments. The Fund expects that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

  Dividends. The Fund pays an annual dividend from the dividends, interest and other income on the securities in which it invests.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Other mutual fund expenses include, among other things, (i) administrative fees, which pay for certain administrative services necessary to the operation of a fund, including daily security and fund share pricing, making routine regulatory filings, and financial statement and shareholder report preparation; (ii) transfer agency and shareholder servicing fees, which pay the costs of maintaining shareholder accounts, generating and mailing shareholder statements, and providing other shareholder services; (iii) custody fees, which pay the costs of providing for the safekeeping of the fund’s securities and other assets; (iv) audit fees, which pay for the costs of having the fund’s financial statements audited; and (v) legal fees, which pay the costs of obtaining legal services necessary to the on-going operation of a fund.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. The separate accounts are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. For transactions in securities other than equity securities, broker-dealers are typically compensated through the receipt of an undisclosed amount of "mark-up" included in the price paid by the Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, a Fund that invests exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than a Fund that invests in equity securities.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class 1 share of the Fund - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table for the Fund has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI, which is available upon request.

VA High Income Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000 [2]
Net asset value, beginning of period	$ 10.45	$ 9.93	$ 9.52	$ 9.37	$ 10.15
Income from investment operations
Net investment income	0.72	0.83 [3]	0.27	0.81	0.91
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.19	0.98	0.41	0.15	- 0.78
Total from investment operations	0.91	1.81	0.68	0.96	0.13
Distributions to shareholders from net investment income	- 0.60	- 1.29	- 0.27	- 0.81	- 0.91
Net asset value, end of period	$ 10.76	$ 10.45	$ 9.93	$ 9.52	$ 9.37
Total return [4]	8.69%	18.26%	7.15%	10.27%	1.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 11,736	$ 11,485	$ 26,222	$ 5,310	$ 4,913
Ratios to average net assets
Expenses [5]	0.99%	0.98%	1.00%	1.01%	1.01%
Net investment income	6.60%	7.76%	7.93%	8.49%	8.97%
Portfolio turnover rate	65%	77%	87%	131%	174%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Effective at the close of business on February 1, 2000, the Fund acquired the net assets of Mentor VIP High Income Portfolio ("Mentor Portfolio"). Mentor Portfolio was the accounting and performance survivor in this transaction. The financial highlights for periods prior to February 2, 2000 are those of Mentor Portfolio.

3.  Net investment income per share is based on average shares outstanding during the period.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

OTHER FUND PRACTICES

The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate or a currency. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The Fund may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, the Fund may also use borrowing to purchase additional securities. Borrowing is a form of leverage, that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. The Fund currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio.

The Fund may lend its securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

The Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors and collars, in an attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest rate sensitivity of its portfolio. The Fund intends to use the interest rate transactions as a hedge and not as a speculative investment. The Fund’s ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. See “Swaps, Caps, Floors and Collars” in the SAI for more information.

Although not a principal investment strategy, the Fund may at times invest in mortgage- or other asset-backed securities or debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage- and asset-backed securities and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. Investments in mortgage- or other asset-backed securities may subject the Fund to mortgage- and asset-backed securities risk. For a discussion of this risk, see “Overview of Fund Risks” beginning on page 2.

The Fund generally does not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

FUND GOVERNANCE

The management and operations of the Fund are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Fund's activities and review, among other things, the Fund's performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit, Pricing, Litigation Oversight and Distribution and Shareholder Service Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing and Litigation Oversight Committees, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly and the Litigation Oversight Committee meets on an as needed basis. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions at least once per quarter. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

The following individuals currently serve as Trustees of the Evergreen funds:

Independent Trustees:

Michael S. Scofield, Chairman of the Board, Director, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC.

K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Interested Trustee:

Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust.

Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If the Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, because shares of the Fund offered by this Prospectus are sold only to insurance company separate accounts, there are significant limitations on the Fund's ability to detect and prevent trading by policy owners and contract holders that would violate these restrictions. For example, the Fund will not generally have access to trading information regarding policy owners and contract holders and as a result will not typically be able to identify accounts through which violative trading is occurring, or even to determine whether such trading is actually occurring. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them. See the prospectus or other documents for your insurance product for information about any steps your participating issuer takes to limit excessive trading.

Fund Pricing

EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

EIMC is committed to providing a daily NAV for each Fund that is reflective of the securities held within the portfolio and believes that the Evergreen funds’ pricing policies will help to limit opportunities for price arbitrage within the Fund.

Portfolio Holdings

No dissemination of the Funds' portfolio holdings is allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to participating insurance companies, institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Transactions with Affiliates

EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Fund is in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting

EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of each Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA High Income Fund

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Call 1.800.343.2888

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

For express, registered or certified mail

·  Evergreen Investments

·  66 Brooks Drive, Suite 8400

·  Braintree, MA 02184-3800

For More Information About Evergreen VA High Income Fund, Ask for:

  The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' Statement of Additional Information and their most recent Annual and Semi-annual Reports are not available at www.EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034. 00000ML5 (5/05)

SEC File No.: 811-08716

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034